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                                   UAM FUNDS
                      Funds for the Informed Investor sm

                               Dwight Portfolios

                       Dwight Limited Maturity Bond Fund
                           Dwight Money Market Fund

                    Supplement dated September 13, 2001 to
                      the Prospectus dated March 1, 2001

This supplement provides new and additional information beyond that contained in the prospectus and should be read in conjunction with such prospectus.

The following disclosure is inserted at the end of the first paragraph under "Transaction Policies - Calculating Your Share Price" on Page 12.

For the Dwight Money Market Portfolio (the "Portfolio"), effective September 13, 2001 until the next reopening of the New York Stock Exchange (the "Exchange"), investors may buy, sell or exchange shares of the Portfolio on any weekday, other than a federal holiday, unless UAM Funds management determines that being open for business is not in the best interest of shareholders. Until the next reopening of the Exchange, net asset value will be calculated as of 4:00 p.m. Eastern time. Therefore, to receive the net asset value on any given day, the UAM Funds must accept your order before 4:00 p.m. Eastern time. When the Exchange reopens, purchases, sales and exchanges can be made and will be computed as described in the prospectus.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


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